SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT



Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of
1934

Date of Report (date of the earliest
event reported): July 11, 1997



                                        Ryan, Beck
& Co., Inc.                                     .
(Exact name of registrant as
specified in its charter)



              New Jersey
	0-14684     	22-1773796
	(State or other jurisdiction
	(Commission 	(IRS
Employer
	of incorporation	File
Number	Identification No.)



80 Main Street, West Orange, New
Jersey	07052
(Address of principal executive
offices)	(Zip Code)



Registrant's telephone number,
including area code:	(201) 325-
3000


This document consists of
___14____pages







Item 5. 	Other Events

	On July 9, 1997, Ryan,
Beck & Co. Inc. (the "Company")
announced that the United States
Bankruptcy Court had approved
the transfer of all customer
accounts formerly held with First
Interregional Equity Corporation
to the Company. Ryan, Beck is not
the successor to lease accounts
held by First Interregional
Advisors Corp.

	A copy of the press release
relating to such is attached hereto
and incorporated by reference
herein.

	A copy of the agreement by
and among Ryan, Beck & Co.;
Donaldson, Lufkin & Jenrette
Securities Corporation; Richard
W. Hill, trustee for the liquidation
of First Interregional Equity
Corporation; and the Securities
Investor Protection Corporation is
attached hereto and incorporated
by reference herein.


Item 7.	Financial Statements, Pro
Forma Financial Information and
Exhibits

	( c )	Exhibits

	1.	Press release dated
July 9, 1997

	2.	Agreement by and
among Ryan, Beck & Co.;
Donaldson, Lufkin & Jenrette
Securities Corporation; Richard
W. Hill, trustee for the liquidation
of First Interregional Equity
Corporation; and the Securities
Investor Protection Corporation.


Pursuant to the requirements of
the Securities Exchange Act of
1934, the Registrant has duly
caused this Form 8-K to be signed
on its behalf by the undersigned,
thereunto duly authorized.



	Ryan, Beck & Co., Inc.
	Registrant




	Leonard J. Stanley
	Senior Vice President,
Chief Financial
	and Administrative Officer

Date:  July 11, 1997




	Press Contact:
	Leonard J. Stanley
		Senior Vice
President

		Linda S. Diana
		Marketing Director

	FOR IMMEDIATE
RELEASE

RYAN, BECK & CO. ACQUIRES
FIRST INTERREGIONAL
ACCOUNTS

	WEST ORANGE, NJ - July
9, 1997 - Ryan, Beck & Co.
(NASDAQ: RBCO) today
announced that the United States
Bankruptcy Court has approved
the transfer of all customer
accounts formerly held with First
Interregional Equity Corporation
("First Interregional") to the
company.  Ryan, Beck is not the
successor to lease accounts held by
First Interregional Advisors Corp.
First Interregional was a broker-
dealer based in Millburn, New
Jersey, which had been placed in
bankruptcy with all accounts
frozen in March, 1997.

	Ben A. Plotkin, President
and Chief Executive Officer of
Ryan, Beck & Co., stated, "We are
pleased to have received the
transfer of over 6,000 active
accounts.  Our primary goal is to
help the former First Interregional
customers who have been caught
in this unfortunate situation regain
control of their finances and access
their funds.  We understand the
hardship these clients have
endured over the past several
months, and our objective is to
make this transition as smooth as
possible.  Our account executives
will be contacting the account
holders over the next week to
assure them that they will soon be
able to access their funds and
conduct transactions."   The
formal announcement to former
First Interregional clients of Ryan,
Beck's acquisition of accounts will
come from the trustee appointed
under the Securities Investors
Protection Act.  An introductory
packet from Ryan, Beck & Co. will
be mailed to the new customers on
July 10, 1997.

	To facilitate the conversion
of customer accounts, Ryan, Beck
& Co. has staffed a conversion
center to answer customer calls.
The conversion center's hotline
number is (888) 401-7226.  Mr.
Plotkin stated he anticipates that
First Interregional clients will have
access to their funds on July 21,
1997, once the conversion of
accounts to the company's clearing
firm, Pershing, a division of
Donaldson, Lufkin & Jenrette
Securities Corporation, is
complete.

	"The acquisition of these
accounts represents a significant
expansion of our retail account
base," continued Mr. Plotkin.
"We are pleased that the Court
recognized Ryan, Beck's bid as
superior, given our commitment to
quality service and client oriented
financial products, including
municipal bonds and financial
stocks."

	Ryan, Beck is
headquartered in West Orange,
New Jersey and has branch offices
in Shrewsbury, New Jersey,  Bala
Cynwyd, Pennsylvania, West Palm
Beach, Florida and Chicago,
Illinois. The firm engages in
underwriting, market making,
distribution, and trading of
financial institution equity and
debt securities and tax-exempt
bonds; consulting, research, and
financial services to the financial
services industries; insurance
products, estate planning and
general securities brokerage.

# # #



ACCOUNTS SALE
AGREEMENT

This Agreement entered into this
25th day of June, 1997, by and
among Ryan Beck & Co.(the
"Buyer"), Donaldson, Lufkin &
Jenrette Securities Corporation
("CF"), Richard W. Hill, trustee
(the "Trustee") for the liquidation
of First Interregional Equity
Corporation (the "Debtor"), and
the Securities Investor Protection
Corporation ("SIPC"), a non-
profit membership corporation
created by the Securities Investor
Protection Act of 1970, as
amended ("SIPA"), 15 U.S.C.
78aaa et seq. (collectively, the
"Parties" to this Agreement).

W I T N E S S E T H:

RECITALS

1. Pursuant to an application filed
by SIPC on March 10, 1997, an
order (the "Order") was entered
on March 10, 1997 by the United
States District Court for the
District of New Jersey 	(the
"District Court") in accordance
with 15 U.S.C.  78eee(b) (1)
	adjudging and decreeing
that the customers of the Debtor
are in need of the protection
afforded them under SIPA (the
"Liquidation Proceeding").
Pursuant to a complaint filed by
the Securities and Exchange
Commission on March 6, 1997, the
filing date as defined in 15 U.S.C.
 78111(7)(B) (the "Filing Date")
is March 6, 1997.


2. Pursuant to the Order, Richard
W. Hill has been appointed as
Trustee for the liquidation of the
business of the Debtor in the
Liquidation Proceeding, has duly
qualified as the Trustee and has
been acting in that capacity since
March 10, 1997.

3. Pursuant to the Order, the
Liquidation Proceeding was
removed from the District Court to
the United States Bankruptcy
Court for the District of New
Jersey (the "Bankruptcy Court")
pursuant to 15 U.S.C. 78eee(b)(4).

4. As part of the Liquidation
Proceeding and pursuant to the
authority granted to the Trustee
under SIPA (15 U.S.C. 78fff-2(f))
to sell, transfer and assign
customer accounts and other client
data of the Debtor, the Trustee
desires to sell, transfer and assign
to the Buyer, and the Buyer
desires to purchase and assume,
certain of the customer accounts
and other client data of the Debtor
as hereinafter more particularly
set forth, and incident thereto the
Buyer shall introduce those
accounts to CF on a fully disclosed
basis in accordance with the
agreements, copies of which are
annexed hereto as Exhibit A. The
Buyer has agreed to cooperate
with customers in order to
facilitate as quickly as possible
access to their respective accounts,
and CF has agreed to cooperate
with the Buyer and the Trustee as
necessary to accomplish the
foregoing.

5. The Trustee deems such sale,
transfer and assignment of
customer accounts and other client
data to be in the best interests of
the Debtor's estate, customers and
creditors, since the same will
facilitate the prompt disposition of
customer claims and the orderly
liquidation of the Debtor, will
result in reduced costs of
administration, will provide funds
to the estate of the Debtor and will
enable customers of the Debtor to
exercise control over the positions
in their accounts, as delivered to
the Buyer and CF, at as early a
date as possible.
6. SIPC has given its approval to
the sale, transfer and assignment
of customer accounts and other
client data of the Debtor
hereinafter provided and is willing
to guarantee certain obligations of
the Trustee hereunder.

NOW, THEREFORE, in
consideration of the promises and
the mutual covenants herein
contained, and for other good and
valuable consideration herein paid
by each of the Parties to the other,
the receipt and sufficiency of
which is hereby acknowledged, the
Parties agree as follows:
Section 1. Definitions. As used in
this Agreement, the following
terms have the following
meanings:

(a) "Delivery Date" means the
opening of business on the day
following the day upon which all
of the events described in Section 4
have occurred.

(b) "Accounts" means all customer
accounts of the Debtor including
all available account records
(including customer account
agreements, forms, cards and
client data) and all securities and
funds in such accounts as reflected
in the books and records of the
Debtor as of the close of business
on
the Filing Date, as adjusted to the
Delivery Date, or which may
thereafter be determined to be the
property of such accounts.

(c) "Assigned Accounts" means all
Accounts, but expressly excluding
OTL Accounts and Frozen
Accounts, provided that, for
purposes of this Agreement, upon
and after the sale, assignment and
transfer of all or a part of the
Frozen Accounts and all or a part
of the OTL Accounts pursuant to
Section 5(g) hereof, such accounts
or parts thereof shall be deemed
Assigned Accounts.

(d) "Customer Lists" means all
lists, mailing lists and records of
every kind and description
relating to all active and inactive
customers of the Debtor including
those who held securities with
Newbridge Securities and The
Reserve Funds on a fully-disclosed
basis.

(e) "Frozen Accounts" means all
Accounts that are (1) accounts of
employees, directors, officers,
shareholders having any beneficial
ownership of five percent or more
of the securities of the Debtor, and
other persons having the power to
exercise controlling influence over
the Debtor together with relatives
and spouses of any person
described in this clause (1); (2)
accounts of brokers, dealers or
banks; (3) accounts containing a
partially secured or unsecured
debit balance; (4) accounts
containing a short position; and (5)
accounts designated by the Trustee
due to actual or potential
irregularities, disputes or errors in
such accounts.


(f) "Legal Fees" means reasonable
legal fees and expenses incurred by
the Buyer in the course of an
arbitration or legal proceeding in
which the Buyer is a named party
and the subject of which is a
dispute concerning an Assigned
Account, but shall expressly
exclude any out-of-pocket expenses
incurred by the Buyer (other than
legal expenses to outside counsel)
and any in-house legal or
administrative fees or expenses of
the Buyer.

(g) "OTL Accounts" means all
Accounts having net equity claims
(as such term is defined in SIPA)
exceeding the SIPA Limits.

(h) "SIPA Limits" means the
amount SIPC may advance to
satisfy the claim of a customer
pursuant to Section 78fff-3(a).

Section 2. Consideration. In
consideration for the transactions
contemplated hereby, the Buyer
shall pay:
(a) on the execution and delivery of
this Agreement, by delivery to the
Escrow Holder (hereinafter
defined) of a check, subject to
collection (the "Deposit") payable
to the Escrow Holder in the
amount equal to $50,000;

(b) on the Delivery Date, $150,001
in immediately available funds (the
"Balance", together with the
Deposit, the "Purchase Price").

The Deposit shall be paid to
McCarter & English, Four
Gateway Center, 100 Mulberry
Street, Newark, New Jersey
071024096 ("Escrow Holder") to
be held in a non-interest bearing
account in accordance with the
provisions of Section 3 of this
Agreement. The Deposit shall be
non-refundable, except as
expressly provided in this
Agreement.

Section 3. Escrow Provisions.

(a) Escrow Holder shall not be
liable to any party for any act or
omission except for bad faith or
gross negligence, and the parties
(other than CF) agree to indemnify
Escrow Holder and hold Escrow
Holder harmless from any losses
arising in connection herewith.
The parties acknowledge that
Escrow Holder is acting solely as a
stakeholder for their convenience.
Escrow Holder shall not be
required to defend any legal
proceedings that may be instituted
against it with respect to the
escrowed funds, the Assumed
Accounts or the subject matter of
this Agreement unless requested to
do so by the Trustee and the Buyer
and indemnified to its satisfaction
against the cost and expense of
such defense. Escrow Holder shall
not be required to institute legal
action or proceedings of any kind
or nature and shall have no
responsibility for the genuineness
or validity of any document or
other item deposited with it or the
collectibility of any check delivered
in connection with this Agreement.
Escrow Holder shall act in
accordance with and be fully
protected in acting in accordance
with any written instructions given
to it hereunder and believed by it
to be signed by the proper parties.
The parties acknowledge that the
Escrow Holder is the attorney for
the Trustee and that in the event of
a dispute between the parties
arising out of this Agreement, said
Escrow Holder shall not be
disqualified from representing the
Trustee by reason of its role as
Escrow Holder.

(b) Upon receipt of a written notice
from either party to disburse the
Deposit, Escrow Holder shall
(except at closing) give ten days
notice to both parties before
delivering the Deposit to any party
and shall release the Deposit upon
the expiration of said ten day
period, provided neither party has
delivered notice to Escrow Holder
in accordance with this Section 3
prior to expiration of said period,
and provided further, that upon
receipt of a written notice executed
by both the Buyer and the Trustee,
the Escrow Holder shall not be
required to give such notice and
shall promptly release the Deposit.
(c) In the event Escrow Holder
receives written notice of an
objection to the release of the
Deposit, Escrow Holder shall not
release or deliver the Deposit to
either party but shall either
continue to hold the Deposit until
otherwise directed in a writing
signed by the Buyer and Trustee,
or by order of a court of competent
jurisdiction or shall deposit the
Deposit with the clerk of any court
of competent jurisdiction in the
State of New Jersey. Upon such
deposit, Escrow Holder will be
released from all duties and
responsibilities hereunder.

Section 4. Activities Prior to the
Delivery Date. Promptly following
the execution of this Agreement,
the Trustee, the Buyer and CF, to
the extent practicable, in
cooperation with one another,
shall:


(a) within one business day after
the date hereof, select a format or
formats in which all computer
data relating to the Assigned
Accounts and, if transmitted, the
Frozen Accounts and the OTL
Accounts, shall be transferred
from the Trustee to the Buyer;

(b) within three business days after
the date hereof, the Trustee shall
provide the Buyer with a sample of
such computer data, which the
Buyer shall approve within two
days from delivery;

(c) within three business days after
the date hereof, the Buyer shall
notify the Trustee that it is
prepared to receive the computer
data described in subsection (d)
below;

(d) within three days after the date
hereof, the Trustee shall deliver to
the Buyer and the Buyer shall
receive and input computer data in
the agreed format and in the form
of the sample referenced in
subsection (b) above containing,
for each customer of an Assigned
Account and, if transmitted, the
Frozen Accounts and the OTL
Accounts, the customer name,
address and account number;

(e) within thirteen days after the
date hereof, the Buyer shall assign
its own account numbers to such
customers and produce a "trick
deck" - a document that cross-
references the account numbers of
the Debtor and the new account
numbers assigned by the Buyer;

(f) within fifteen days after the
date hereof, the Trustee shall
deliver to the Buyer and the Buyer
shall
receive and input computer data in
the agreed format and in the form
of the sample referenced in
subsection (b) above containing
the security positions and cash
balances for each Assigned
Account and, if transmitted, the
Frozen Accounts and the OTL
Accounts;

(g) within fifteen days after the
date hereof, the Buyer and the
Trustee shall each create an
omnibus account for the securities
and credit balances in each
Assigned Account and, if
transmitted, the Frozen Accounts
and the OTL Accounts, and
reconcile such omnibus accounts;
provided that the tasks identified
in subsections (a) through (g)
above shall be completed on or
before July 14, 1997.

Section 5. Sale, Transfer and
Assignment of Customer Accounts
and Other Client Data.

(a) On the Delivery Date, and
effective as of the opening of
business on the Delivery Date, but
subject to the terms and conditions
herein set forth, the Trustee shall
be deemed to have sold,
transferred and assigned to the
Buyer, or CF on behalf of the
Buyer, all of the Assigned
Accounts and the Customer Lists
and does not have the right to sell
the Customer List to any other
person.

(b) The Buyer shall introduce all
Assigned Accounts to CF on a fully
disclosed basis. CF shall accept
delivery of each Assigned Account
transferred to it pursuant to
paragraph (a), above. With respect
to each such Assigned Account,
from and after the Delivery Date,
the Buyer and CF shall:

(i) upon and against delivery of
such Assigned Account, pay to, or
upon the order of, the Trustee any
debit balance in any such Assigned
Account to the extent such debit
balance is reflected in the Debtor's
records of such Assigned Account
as of the close of business on the
Filing Date; and

(ii) assume full responsibility for
and discharge the obligations of
the Trustee to the customer of such
Assigned Account for any credit
balance or long position in such
Assigned Account to the extent
such credit balance or long
position is reflected in the Debtor's
records of such Assigned Accounts
as of the close of business on the
Filing Date, as adjusted to the
Delivery Date, provided that such
credit balance and/or long position
has been delivered to the Buyer
and CF substantially
simultaneously with the delivery of
the Assigned Account. The
foregoing notwithstanding, the
Buyer shall not have liability or
obligation with respect to the
Assigned Accounts for any claim
arising out of any act, transaction
or omission that predates the
Delivery Date or for which the
Buyer is not indemnified by the
Trustee hereunder.

(c) The Buyer agrees to bear all
clearing and 	depository charges,
administrative fees and expenses,
and data processing costs which
may be charged to or incurred by
the Buyer and CF in connection
with the transfer of the Assigned
Accounts, and all securities and
funds relating thereto to the Buyer
and CF pursuant to this
Agreement, but not any costs or
expenses incurred by the Trustee
or the Debtor in connection
therewith or any Legal Fees.

(d) The Buyer shall not, directly or
indirectly, charge, assess or pass
on any costs in connection with
this Agreement to the Assigned
Accounts.

(e) On the Delivery Date, the
Trustee shall sell, transfer and
assign to the Buyer all of the
following client information to the
extent such exists: (i) to the extent
available, copies of new account
agreements, forms, cards and
client data for the Assigned
Accounts and for other accounts
which did business with the
Debtor at any time after but which
are not Assigned Accounts; (ii) to
the extent available, such other
client data requested by the Buyer
in the estate of the Debtor
reasonably necessary to the Buyer
in establishing a working
relationship with all customer
accounts of Debtor.

(f) Notwithstanding any other
provision of this Agreement, the
Trustee may, on or after the
Delivery Date, transmit to the
Buyer all or a part of the Frozen
Accounts and the OTL Accounts.
In that event, the Buyer agrees to
accept the Frozen Accounts and
the OTL Accounts, or portions
thereof, and
maintain the Frozen Accounts and
the OTL Accounts in a manner
prescribed by the Trustee for the
account of the Trustee or as
otherwise described by the
Trustee. No transactions may be
processed with respect to the
Frozen Accounts or the OTL
Accounts except on the express
authorization of the Trustee or
those persons whom the Trustee
may designate in writing to the
Buyer. With respect to the Frozen
Accounts, the OTL Accounts or
with respect to any other accounts
which are maintained in the name
of the Trustee or controlled by the
Trustee, the Buyer agrees to invest
all credit balances in those
accounts in a manner specified by
the Trustee, and to pay to the
Trustee, in a manner specified by
the Trustee, all interest earned on
such investments.

(g) On or after the Delivery Date,
the Trustee may at any time and
from time to time sell, transfer and
assign to the Buyer all or part of
the Frozen Accounts or all or part
of the OTL Accounts, provided
that no portion of any OTL
Account that is in excess of the
SIPA Limit shall be transferred
until the Trustee has reasonably
satisfied himself that selling,
transferring, and assigning such
Accounts is not inconsistent with
or contrary to the rights of any
other claims now or hereafter filed
against the estate of the Debtor.
Such sales, transfers and
assignments, if any, shall have no
effect upon the rights and
obligations of any Party with
respect to the Assigned Accounts,
and except as otherwise agreed in
writing, when accepted by the
Buyer and CF, shall be performed
according to the terms of this
Agreement as though the Frozen
Accounts and such OTL Accounts,
or parts thereof, were Assigned
Accounts.

Section 6. Activities Following the
Delivery Date.

(a) Delivery of Cash and
Securities. On or immediately
following the Delivery Date, the
Trustee shall deliver or cause to be
delivered to the Buyer, CF or its
designee, and the Buyer or CF
shall accept, or cause to be
accepted, the cash and securities
described in the omnibus accounts
and the Trustee and the Buyer
shall reconcile their omnibus
accounts accordingly to reflect
such deliveries. All securities in
customer name which the Trustee
transfers to the Buyer and CF at
any time shall be physically
segregated by the Buyer and CF
until the time, if any, at which they
are credited to an Assigned
Account. In the event that the
Trustee delivers to Buyer, CF or
its designee cash and/or securities
in excess of the cash and securities
listed in the omnibus account, the
Buyer and CF agree to hold, or
cause to be held, such cash and/or
securities for the Trustee's
account.

(b) Notice to Customers. The
Buyer, at its expense, shall within
seven days after the Delivery Date
notify by mail in the form attached
hereto as Exhibit B the holders of
Assigned Accounts whose names
and addresses appear in the
records of the Debtor as of the
close of business on the Filing
Date, as adjusted to the Delivery
Date, that CF shall carry their
accounts subject to their
instructions. The Buyer
acknowledges that the Trustee
shall, upon the issuance of the
Approval Order referenced in
Section 7 hereof, at its expense,
notify by mail the holders of
Assigned Accounts whose names
and addresses appear in the
records of the Debtor as of the
close of business on the Filing Date
of the upcoming transfer of the
Assigned Accounts to the Buyer
and that the Trustee may also
provide earlier notice of such sale
without disclosure of the name of
the Buyer.

(c) Rejected Accounts. Within ten
business days from the Delivery
Date, CF shall have the right to
notify the Trustee and any
relevant customer that, pursuant
to the provisions of the agreement
between the Buyer and CF
attached hereto as Exhibit A, it
rejects certain Assigned Accounts
(the "Rejected Accounts"),
provided that in making such
determination, CF gives the
Assigned Accounts no different
consideration than it would give
the accounts of the Buyer's
customers prior to the Delivery
Date. CF agrees that it will retain
and service any Rejected Account
for a period of not less than three
months after the delivery of such
notice to the Trustee, provided
that CF shall not be required
during such period to initiate
trades for the customer of any
Rejected Account other than to
liquidate the Rejected Account. At
the termination of such three
month period, or earlier if directed
by the Trustee, CF shall transfer
the Rejected Account to the Buyer
and the Buyer shall, at the
direction of the Trustee or the
customer, either (i) liquidate the
Rejected Account, (ii) arrange for
the Rejected Account to be cleared
with another clearing firm, (iii)
transfer the Rejected Account to
another broker of the customer's
choice, or (iv) deliver the cash and
securities balances to the
customers.

Section 7. Approval of the
Bankruptcy Court.

The Trustee shall obtain, as
promptly as possible but in any
event on or before the close of
business on the date immediately
preceding the Delivery Date, an
order of the Bankruptcy Court
(the "Approval Order") approving
the terms and conditions of this
Agreement and the transactions
contemplated hereby. The duties,
obligations and responsibilities of
the Parties hereto shall be
conditional upon the issuance of
the Approval Order. In the event
that the Bankruptcy Court
declines to issue the Approval
Order, or the transaction
described in this Agreement does
not close on the Delivery Date, the
Buyer and CF shall return to the
Trustee any of the information
transmitted to the Buyer and/or
CF pursuant to Section 4 or
otherwise and neither the Buyer
nor CF shall use any such
information for any purpose.

Section 8. Indemnification by
Trustee.

(a) The Trustee hereby agrees to
indemnify and hold harmless the
Buyer and CF from and against:
(i) any loss occasioned by or
arising out of any irregularity,
impropriety, error or omission in
the amount of any debit or credit
balance or any long or short
position in the account records of
the Debtor as of the close of
business on the Delivery Date, or
as provided by the Trustee to the
Buyer and CF after the Delivery
Date, except for account
differences of $100.00 or less in
any Assigned Account (but not
more than an aggregate of
$10,000) which shall be borne by
the Buyer; and (ii) any loss
occasioned by or arising out of the
failure of the Trustee to deliver (x)
any cash credit balance or
securities long position owed to
any of the Parties indemnified
under this Section 8 in respect of
any Assigned Account as reflected
in the account records of such
Assigned Account as of the close of
business on the Filing Date, as
adjusted to the Delivery Date, and
(y) any cash balance due or
security position owed to any of
the Parties indemnified under this
Section 8 with respect to
transactions for the account of the
Trustee; and
(iii) Legal Fees.

(b) It is understood and agreed
that the foregoing indemnification
by the Trustee: (i) shall be effective
only if the Approval Order shall
have been obtained; and (ii) shall
not exceed the SIPA Limits, other
than with respect to Legal Fees.

(c) The obligations of the Trustee
to indemnify the Buyer and CF as
hereinabove provided shall, with
respect to any Assigned Account
or position therein as to which
there is a dispute between the
Buyer and CF and the customer,
be conditioned upon the immediate
return to the Trustee by the Buyer
and CF, if the Trustee so desires
and upon the Trustee's demand
therefor, of such Assigned Account
or the disputed position therein for
which indemnification is sought,
subject to the Buyer's and CF' s
rights to protect their interests in
such Assigned Account with
respect to transactions therein
settled or unsettled or deliveries of
cash or securities to the respective
customer subsequent to the
Delivery Date. Prior to the return
by the Buyer and CF of any such
Assigned Account or position
therein, the Buyer and the Trustee
shall attempt to settle the dispute
with the customer informally, with
notice to SIPC. Where a claimed
account difference in an Assigned
Account is $100.00 or less (but not
more than $10,000 in the
aggregate), the Buyer will pay such
difference without any right to
indemnification by the Trustee. If
the claimed difference is more than
$100.00 or more than $10,000 in
the aggregate, the Buyer and CF
shall be entitled to indemnification
by the Trustee for the full amount
of such difference, provided, that
the Buyer or CF has paid such
difference, in which event the
Trustee shall reimburse the payor
within thirty days of receipt of
written demand for
indemnification.

(d) In the case of any claim
asserted against a party entitled to
indemnification under this Section
8 (the "Indemnified Party"),
notice shall be given by the
Indemnified Party to the party
required to provide
indemnification (the
"Indemnifying Party") promptly
after such Indemnified Party has
actual knowledge of any claim as
to which indemnity may be sought,
and the Indemnified Party shall
permit the Indemnifying Party (at
the expense of such Indemnifying
Party) to assume the defense of
any claim or any litigation
resulting therefrom.

Section 9. Guarantee and
Indemnification by SIPC.
Pursuant to the provisions of SIPA
 78fff-2(f), the funds of SIPC will
be made available to guarantee
and secure the indemnification
and obligations undertaken by the
Trustee under this Agreement with
respect to Assigned Accounts,
provided that such indemnification
shall not extend to losses which are
the result of any act of dishonesty
or fraud by the Trustee for which
the Trustee would be surcharged
pursuant to the provisions of SIPA
or the Bankruptcy Code. The
Trustee shall have no personal
responsibility or liability under
any provision of this Agreement
except for such acts of dishonesty
or fraud actually committed by the
Trustee. To the extent it should
appear that property belonging to
the estate of the Debtor has been
utilized to pay customers pursuant
to the transactions set forth in this
Agreement in excess of such
customer's ratable share of
customer property, SIPC will
reimburse such estate pursuant to
SIPA  78fff-3(a).
Section 10. Indemnification by the
Buyer and CF. Upon receipt of
notice from the Trustee, the Buyer
and CF agree to immediately
return to the Trustee, or deliver in
accordance with the Trustee's
instructions, any and all cash
credit balances or securities long
positions in excess of those
amounts of cash or securities
required by this Agreement to be
provided by the Trustee to the
Buyer and CF and any amounts or
securities which were credited in
error to any Assigned Account and
delivered to the Buyer and CF on
the Delivery Date, provided that
the Buyer and CF are in possession
of such erroneously delivered cash
balances or securities upon receipt
of such notice and subject to the
Buyer's and CF' s rights to protect
its interest in such Assigned
Account with respect to
transactions therein settled or
unsettled and with respect to
deliveries of cash or securities to
the respective customer
subsequent to the Delivery Date.
The Buyer and CF agree to
indemnify and hold harmless the
Trustee from and against any and
all liability resulting from their
failure to return such cash credit
balances or securities long
positions except as provided in the
preceding sentence.

Section 11. Limitation of Liability
of the Buyer and CF. The Buyer
and CF shall not have any liability
or obligations whatsoever for or in
respect of any liabilities or
obligations of the Debtor other
than those liabilities and
obligations expressly assumed
pursuant to the terms of this
Agreement. The Trustee
represents that none of the
Assigned Accounts are margin
accounts.


Section 12. Transactions for the
Trustee's Account. With respect to
any physical securities or
depository security positions that
the Trustee fails to deliver to the
Buyer and CF so that they do not
have in hand on the Delivery Date
those securities which reflect or
satisfy the security positions set
forth in the records of the
Assigned Accounts, with the result
that the Buyer and CF have a
short position or charges relating
directly or indirectly to such short
position, in either case, owing to
the customer, with respect to such
Assigned Accounts, the Trustee
agrees to deliver such securities as
will cover such short position and
other charges. In the event that the
Trustee is unable to deliver such
securities, the Trustee will pay the
Buyer an amount equal to the sum
of the value of the security as of
the Filing Date.

Section 13. Covenant of the Buyer
and CF to Cooperate in Regard to
the Transfer of Customer
Accounts and Related Matters.

(a) The Buyer and CF will fully
cooperate with any customer of the
Debtor with respect to an Assigned
Account who desires that such
Account be transferred to another
brokerage firm. The Buyer and CF
will expedite and facilitate the
transfer of any such Account
pursuant to the rules of applicable
regulatory agencies and will
maintain records of all such
transfers in sufficient detail to
reasonably satisfy the Trustee that
such transfers were accomplished
and that all provisions of this
Agreement applicable to such
transfers were observed.

(b) The Buyer and CF will make
available to the Trustee and his
representatives at reasonable times
and upon reasonable notice all
records and documents of any
description delivered to the Buyer
under this Agreement and will not
alter said records in any way with
respect to any transactions
occurring prior to the Delivery
Date. CF will cooperate with the
Buyer as necessary to accomplish
the foregoing.
Section 14. Sophisticated
Purchaser. Each of the Buyer and
CF (either alone or with the
Buyer's and CF's s attorneys,
accountants or other advisors)
possess the requisite business and
investment knowledge and
experience to evaluate the
potential risks and merits of its
purchase of the Assigned
Accounts. Each of the Buyer and
CF is a sophisticated buyer with
respect to the Assigned Accounts
and has performed all
investigations and reviewed all
materials necessary to make an
informed decision regarding the
purchase of the Assigned Accounts
and has independently and
without reliance upon the Trustee
and based on such information as
the Buyer and CF have deemed
appropriates made its own
analysis and decision to enter into
this Agreement and purchase the
Assigned Accounts. Each of the
Buyer and CF has consulted with
its respective counsel with respect
to all issues it deems necessary in
connection with the purchase of
the Assigned Accounts. Each of the
Buyer and CF acknowledges and
agrees that (i) it has been provided
an opportunity to obtain from the
Trustee copies of such documents
and information as it has deemed
appropriate in making its own
evaluation of the Assigned
Accounts and its decision to enter
into this Agreement, (ii) the
transfer of the Assigned Accounts
by the Trustee to the Buyer and
CF is irrevocable and without any
recourse to the Trustee, except
with respect to indemnities
expressly set forth in this
Agreement, and this Agreement is
without representation or
warranty, whether express or
implied, of any kind or character
by the Trustee, and (iii) the
consideration paid herein for the
purchase of the Assigned Accounts
is fair.

Section 15. Further Actions. The
Trustee, the Buyer and CF agree
to use all reasonable good faith
efforts to take all actions and to do
all things necessary, proper or
advisable to consummate the
transactions contemplated hereby
by the Delivery 	Date.

Section 16. Failure to Perform.
Notwithstanding any provision of
this Agreement to the contrary, in
the event of any failure by the
Buyer or CF to perform all of their
respective obligations required by
this Agreement to be performed on
or before the Delivery Date, the
Trustee shall be released from all
obligations under this Agreement
and this Agreement shall be void
and without further effect;
provided that such failure by the
Buyer or CF was not caused by the
acts or failures to act of the
Trustee or his agents or employees
and provided further that Trustee
shall be entitled to retain, as
liquidated damages and not as a
penalty, the Deposit (the parties
hereby agreeing that the amount
of actual damages that would be
incurred by Seller would be
difficult to prove, and that the
amount of the Deposit is a
reasonable estimate thereof). If the
Trustee materially breaches this
Agreement before the Delivery
Date, the sole liability of the
Trustee shall be, and the remedies
of the Buyer shall be limited to, the
return by the Trustee to the Buyer
of the Deposit (in which case this
Agreement shall be terminated,
and neither party shall have any
further liability to the other,
except as to those items which
specifically survive termination of
this Agreement).

17. Certain Agreements of the
Buyer. The Buyer agrees to waive,
or cause to be waived, all fees
associated with the transfer of the
Assigned Accounts to Buyer. In
addition, the Buyer agrees that it
will offer, or cause to be offered, to
the customers holding the
Assigned Accounts two trades
without commission, mark-up or
mark-down and subsequent trades
during the period ending six
months after the Delivery Date on
a discounted basis. The Buyer
agrees to maintain, or cause to be
maintained, for Assigned Accounts
and Accounts held for the benefit
of the Trustee that are held by CF
on a fully-disclosed basis,
insurance in an amount equal to
$75,000,000 per account.

Section 18. Miscellaneous.


(a) Governing Law. This
Agreement shall be governed by
the laws of the State of New Jersey
and the applicable provisions of
SIPA and the Bankruptcy Code.
The parties hereto agree that the
Bankruptcy Court, to which this
case was removed, shall have the
sole and exclusive core jurisdiction
of any and all disputes arising
under, in connection with or
related to this Agreement,
provided that in the case of a
dispute that arises solely between
the Buyer and CF to which neither
the Trustee nor any customer of
any Assigned Account is a party,
such dispute may be resolved in
accordance with the agreement
between the Buyer and CF
attached hereto as Exhibit A or
any other agreement between the
Buyer and CF.

(b) Section Headings. Section
headings herein are for
convenience of reference only and
shall not limit or affect the
meaning of any provision hereof.

(c) Integration. This Agreement
constitutes the entire agreement
and understanding among the
Parties as to the matters set forth
herein and supersedes any prior
negotiations, agreements or
understandings among the Parties
relating to the subject matter
hereof.

(d) Counterparts. This Agreement
may be executed simultaneously in
two or more counterparts, each of
which shall be deemed to be an
original and all of which together
shall constitute one and the same
instrument.

(e) Severability. The invalidity,
illegality or unenforceability of
any provision of this Agreement
shall not, in any manner, affect,
impair, invalidate or render
unenforceable the remaining
provisions of this Agreement,
which remaining provisions shall
continue in full force and effect.

(f) Remedies Cumulative. Subject
to the provisions of SIPA and the
Bankruptcy Code, no remedy or
right available to, herein conferred
upon or reserved to any Party is
intended to exclude any other
remedy or right, but each and
every such remedy or right shall
be cumulative and in addition to
any other remedy or right given
hereunder or now or hereafter
existing. No delay or omission to
exercise any remedy or right
arising as the result of any default
shall impair any such remedy or
right nor shall the same be
construed as a waiver of or consent
to any such default nor shall it
affect any subsequent default.

(g) Amendment. None of the terms
and conditions of this Agreement
shall be modified, terminated or
waived except pursuant to a
written instrument executed by all
Parties. No modification,
termination or waiver shall affect
the right of any Party to enforce
any claim or right which accrued
prior to the
date of such modification,
termination or waiver unless
otherwise specifically stated in
writing.
(h) Notices. Any notice required to
be given hereunder to any Party
shall be in writing delivered in
person or sent by certified mail,
postage prepaid, return receipt
requested, to such Party at the
address of such Party designated
below or at such other address as
such Party may in the future
designate by notice to all other
Parties given in conformity with
the foregoing and shall be deemed
to have been given when
personally delivered or three
business days after deposit in the
United States mail. Until changed,
the addresses of the Parties shall
be as follows:

Trustee: McCarter & English, 100
Mulberry Street, Four Gateway
Center, Newark, NJ 07101; with a
copy to: Todd M. Poland, Esq.,
McCarter & English, 100
Mulberry Street, Four Gateway
Center, Newark, NJ 07101; Buyer:
Ryan Beck & Co., 80 Main Street,
West Orange, New Jersey 07052,
Attn: Louis Intorre, Vice President
and Controller; CF: Donaldson,
Lufkin & Jenrette Securities
Corporation, One Pershing Plaza,
Jersey City, New Jersey 07399,
Attn: Joseph Donnelly; SIPC:
	Suite 800, 900 Seventeenth
Street, N.W., Washington, D.C.
20006, Attn: Joseph F. Marino.

(i) Assignment; No Third Party
Beneficiaries. This Agreement
shall be binding upon and shall
inure to the benefit of the Parties
and their respective successors,
permitted assigns and legal
representatives. No person other
than the parties hereto shall be
beneficiaries hereof. No Party may
assign any of its rights or delegate
any of its obligations hereunder
without the written consent of all
other Parties.

(j) Further Assurances. The
Parties shall execute such other
and further documents as may be
necessary to effectuate the objects
and purposes of this Agreement.

(k) No Partnership or Venture.
Nothing herein shall be construed
or deemed to constitute any of the
Parties as a joint venturer or
partner of any one or more of the
other Parties.

(1) Closing. The transactions to be
consummated on the Delivery Date
shall be so consummated at a
Closing to be held on the Delivery
Date at such place as shall be
mutually agreed upon by the
Parties.

(m) Authority. The undersigned
corporations, partnerships, or
other organizations hereby
represent and warrant that the
undersigned persons have full
power and authority and are duly
authorized by such organizations,
respectively, to execute this
Agreement on behalf of such
organizations.

IN WITNESS WHEREOF, the
Parties have caused this
Agreement to be executed on the
date first above written.

/s/Richard W. Hill, Trustee
Richard W. Hill, Trustee

RYAN, BECK & CO.
/s/Leonard J. Stanley
Leonard J. Stanley, Senior Vice
President, Chief Financial and
Administrative Officer

DONALDSON, LUFKIN &
JENRETTE SECURITIES
CORPORATION
/s/Joseph Donnelly
Joseph Donnelly, Managing
Director

SECURITIES INVESTOR
PROTECTION CORPORATION
/s/Joseph F. Marino
Joseph F. Marino, Vice President,
Operations and Finance